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                                                                    EXHIBIT 10.5




                            REVENUE SHARING AGREEMENT

T H I S  DEED is made the 8th day of September 1998

B E T W E E N

(1) PROTEUS MOLECULAR DESIGN LIMITED whose company registration number in England is 2459087 and whose registered office is at Beechfield House, Lyme Green Business Park, Macclesfield, Cheshire SK11 OJL ("the Company");

(2) BTG INTERNATIONAL LIMITED whose company registration number in England is 2664412 and whose registered address is 10 Fleet Place, London, EC4M 7SB ("BTG").

         WHEREAS by an Assignment of even date herewith and made between the parties hereto the Company assigned to BTG the invention and relative patent application particulars of which are set out in the Schedule hereto and it has been agreed that BTG shall endeavor to secure the commercialization of the said invention upon the terms hereinafter contained.

         NOW IT IS HEREBY AGREED by and between the parties hereto as follows:

1.       IN this Agreement (whenever the context permits):

         (i)    the singular shall include the plural;

         (ii) the expression "patent" shall include any like form of protection;

         (iii) the expression "application" shall mean an application for a patent;

         (iv) the expression "the said invention" shall include all patent rights (being patents and applications in any parts of the world) in respect of the said invention and shall (whenever appropriate) be deemed also to include any further invention and patent rights included in the above recited Assignment or which by agreement between the parties hereto are assigned to BTG for exploitation on the terms of this Agreement

2. SUBJECT as hereinafter provided BTG shall use all reasonable endeavors having regard to the circumstances prevailing from time to time to secure the commercialization of the said invention in such manner (including the sale thereof) and upon such terms as it shall in its sole discretion deem fit. BTG shall periodically provide the Company with reports in respect of the commercialization of the said invention and give consideration to any comments raised by the Company in respect of such reports.

3. SO far as its commitments allow the Company shall from time to time upon request by BTG furnish BTG with any drawings models designs specimens biological material technical data computer software information or "knowhow" in its possession relating to the said invention and shall make available to BTG or as BTG may reasonably require any consultancy services which may be necessary to further the exploitation of the said invention.






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4.       (1) BTG shall keep accounts showing:

             (A) gross receipts of BTG (as hereinafter defined).

             (B) costs fees and expenses of BTG (including all external expenses relating to the provision of patent legal or other services other than legal expenses relating to assignment and revenue sharing agreements and all internal expenses relating to the provision of patent services) in connection with this Agreement in respect of the following:

                 (i) the filing and prosecution of applications and the procurement and maintenance of patents;

                 (ii) proceedings before the Patent Office or any appeal tribunal therefrom in any country;

                 (iii) professional advice on patent matters relating to the said invention or otherwise incidental to the implementation of this Agreement;

                 (iv) proceedings by or against BTG in any Court or Tribunal in any country for the enforcement or defense of any patent to which this Agreement applies or for revocation of or opposition to any patent or application of any third party or for the recovery of royalties or for any other cause (including any costs or sums awarded against BTG in any such proceedings);

                 (v)   agent's commission.

             (C) payments (if any) made by BTG to the Company in reimbursement of expenses incurred in applying for patents in respect of the said invention or for any items or services provided by the Company under the provisions of Clause 3 hereof and travelling and out-of-pocket expenses and other direct expenditure incurred by BTG in furtherance of its obligations under this Agreement.

             (D) sums expended by BTG in respect of the development of the said invention where there is no other provision for reimbursement of such sums.

         (2) COMMENCING with the last day of December One thousand nine hundred and ninety-eight BTG shall twice a year render to the Company a cumulative statement showing the receipts and expenditure of BTG for the preceding six months (or any period longer than six months or any proportion thereof) under the headings in sub-clause (1) of this Clause.

         (3) THE expression "gross receipts" as used in this Clause shall mean the actual royalties or other sums received from time to time by BTG in respect of the commercialization of the said invention (including the amount of any damages






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             awarded to BTG in any infringement proceedings) or of any drawings models designs specimens biological material technical data computer software information or know-how furnished to BTG pursuant to Clause 3 hereof but excluding any sums received by BTG in respect of or relative to the recovery of expenditure incurred by BTG in the development of the said invention. There shall be added to such gross receipts (a) the amount of any United Kingdom Income Tax deducted therefrom before receipt and (b) the amount of any relief for double taxation received by BTG in respect of such sums and the expression "net receipts" as used in this Clause shall mean the balance from time to time remaining after deducting from gross receipts the costs and expenses of BTG in respect of the items mentioned in paragraphs (B) (C) and (D) of sub-clause (1) of this Clause.

         (4) THE gross receipts shall be the absolute property of BTG but BTG shall make payments to the Company as follows:

             (i) BTG shall pay to the Company the first Five thousand pounds (Pound Sterling 5,000) of the cumulative gross receipts Provided that in the event of the said invention being commercialized in conjunction with other inventions and patent rights owned by BTG (all such inventions and patent rights from time to time being exploited in conjunction as aforesaid being hereinafter referred to as "the Package"), BTG shall pay to the Company a sum being such proportion of the said sum of Five thousand pounds (Pound Sterling 5,000) as the value of the said invention in the opinion of BTG bears to the value of the Package. The sum payable to the Company under this paragraph is hereinafter referred to as "the Initial Payment."

             (ii) Thereafter the cumulative gross receipts in excess of Five thousand pounds (Pound Sterling 5,000) shall be shared Twenty per centum (20%) to the Company and Eighty per centum (80%) to BTG until BTG's costs and expenses in respect of the items mentioned in paragraphs (B) (C) and (D) of sub-clause (1) of this Clause and the Initial Payment have been recovered.

             (iii) Thereafter cumulative net receipts shall be shared Fifty per centum (50%) each to BTG and the Company Provided that any sums payable to the Company under this subparagraph shall be assessed after deducting all payments made to the Company under paragraphs (i) and (ii) of this sub-clause from the share payable to the Company.

         (5) THE receipt of the Company shall be a good discharge to BTG for any payments to be made by BTG under the provisions of this Clause.

         (6) WHERE the said invention is commercialized in conjunction with other inventions and patent rights owned by BTG in such manner that BTG receives






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             royalties or other sums in respect of all such inventions and patent rights without distinction as to the amount deriving from each such invention the gross receipts attributable to the said invention shall be as determined by BTG.

         (7) PAYMENTS by BTG pursuant to subclause (4) of this Clause shall be made on or before the last days of March and September in each year after deduction of income tax at the standard rate where applicable.

         (8) EACH of the parties hereto shall (on request) produce to any duly authorized representative of the other parties for inspection the accounts of its receipts and expenses referred to in this Clause and any receipts or vouchers relating thereto.

         (9) NOTHING in this Agreement contained shall be construed as requiring BTG to develop or to assist or procure the development of the said invention nor as precluding BTG from developing or assisting or procuring the development thereof on such terms as it may in its sole discretion deem fit. But expenditure incurred on such development shall only be included in the accounts referred to in this Clause where BTG has not made any other arrangements for reimbursement thereof, Save as aforesaid no expenditure incurred in such development shall be included in the said accounts and no sums recovered in respect of or relative to such expenditure shall be included in such accounts.

5.       (1) (a) Before abandoning any patent application (other than a superseded application as hereinafter defined or an application which BTG has notified the Company that it intends to abandon and refile) or withholding payment of any fee necessary for procuring or keeping in force any patent to which this Agreement applies, BTG shall endeavor to give to the Company adequate notice of its intended course of action and if so requested by the Company within a period to be specified by BTG, and so far as practicable, shall procure the continuance of the prosecution of the application for the grant or maintenance of the patent for a period of three months thereafter or such other period as may be requested by the Company and reasonably agreed by BTG, provided that the Company shall pay or indemnify BTG against all costs and expenses incurred in such period in so doing.

             (a) In this Clause the expression "superseded application" shall mean an application which is either replaced by another application or other applications claiming the same priority or priorities in the same country or countries as the first mentioned application or else is dropped because of a decision by BTG to give preference to an equivalent application filed under an alternative procedure.

         (2) WHEN BTG has given notice under sub-clause (1) of this Clause in respect of all applications and patents relating to the said invention, the Company shall have the right at any time within three months after the receipt of notice under sub-clause (1) of this Clause to the re-assignment of the applications and patents therein mentioned which are still subsisting subject to payment by the Company to BTG







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             out of the first receipts of any future revenue (each such payment to be made within ninety days of receipt and to be subject to verification by BTG) of the amount of the external costs incurred by BTG in respect of the applications and patents so assigned and certified by BTG as not having been recovered by it under sub-clause (4) of Clause 4 hereof.

         (3) ANY re-assignment of any applications or patents to the Company under the provisions of sub-clause (2) of this Clause shall be subject to the provisions of any agreements or other arrangements which BTG shall previously have entered into in relation thereto.

         (4) EXCEPT as hereinbefore provided, BTG shall not be liable to prosecute any application or to procure or maintain in force any patent to which this Agreement applies.

6. BTG shall not be under any obligation to institute or defend any legal proceedings whether for infringement or otherwise in respect of any application or any patent to which this Agreement applies.

7. NOTHING herein contained shall be deemed to constitute partnership between the parties hereto or to constitute BTG as the Agent of the Company.

8. Neither the Company nor BTG shall assign this Agreement or any of their respective rights benefits liabilities or obligations thereunder except with the previous consent of the other, such consent not to be unreasonably withheld.

9.       THE Company shall:

             (A) consult with BTG (so far as it is free to do so) as to the desirability of applying for patents in respect of the results of any further research carried out by it in relation to the said invention in reasonable time before making such results or any part thereof available for publication. In the event of the Company obtaining any further patent which can only be exercised in conjunction with a license under a patent assigned to BTG under this Agreement, such further patent shall be assigned to BTG and shall fall within the definition of the said invention contained in this Agreement;

             (B) keep STG informed from time to time of the results of any such further research as aforesaid (so far as it is free to do so);

             (C) keep BTG informed of any commitments or arrangements entered into or undertaken by it which restricts or prevents the fulfillment of this Clause and Clause 3 of this Agreement.

10. ANY notice consent or other communication authorized or required to be given hereunder or for the purpose hereof shall be deemed to be duly given by BTG if left at or sent by recorded delivery post to the Company at its principal address and, in the case of a notice, given to BTG if left at or sent L-1, recorded delivery post to the registered office of BTG.







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11.      ANY dispute, question or difference arising under this Agreement as to the rights or duties of any of the parties or the construction or effect of any of the provisions of this Agreement shall be referred to an Arbitrator to be agreed between the parties and in default of agreement to be nominated by the President for the time being of The Law Society and such reference shall be deemed to be an arbitration agreement within the meaning of the Arbitration Act 1996 or any re-enactment or modification thereof for the time being in force.

         I N W I T N E S S whereof this document has been executed as a Deed the day and year first above written.


























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                         THE SCHEDULE above referred to

-------------------------------------------------------------------------------------
                        Patent
                      Application
   Country                No.             Date of Filing      Title of Invention
-------------------------------------------------------------------------------------
     PCT              93908000.8             06.04.93        Vaccines containing
                                                             non-Ionic Surfactant
                                                             Vesicles
-------------------------------------------------------------------------------------




                                        (EXECUTED as a DEED by (PROTEUS
                                        MOLECULAR (DESIGN LIMITED in a manner
                                        (legally binding upon it:



                                         ---------------------------------------
                                         Director/Authorized Signatory



                                         ---------------------------------------
                                         Secretary/Authorized Signatory



                                        (EXECUTED as a DEED by BTG
                                        (INTERNATIONAL LIMITED in a (manner
                                        legally binding upon it:



                                         ---------------------------------------
                                         Director/Authorized Signatory



                                         ---------------------------------------
                                         Director/Authorized Signatory













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                                         DATED ___________________________ 199__

                                         PROTEUS MOLECULAR DESIGN LIMITED

                                                  - and -

                                         BTG INTERNATIONAL LIMITED



                                         ---------------------------------------

                                            A G R E E M E N T

                                            relating to the commercialization
                                            of the invention the subject of PCT
                                            patent application Number 93908000.8

                                         ---------------------------------------